                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               IXYS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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Notes:

                                IXYS CORPORATION
                              3540 Bassett Street
                           Santa Clara, CA 95054-2704

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 29, 1999

To the Stockholders of IXYS Corporation:

   Notice Is Hereby Given that the Annual Meeting of Stockholders of IXYS Corporation, a Delaware corporation (the "Company" or "IXYS"), will be held on Friday, October 29, 1999 at 10:00 a.m. local time at 3540 Bassett Street, Santa Clara, CA 95054-2704.

  1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to adopt a classified board.

  2. To elect four directors to hold office until the end of their term or until their successors are elected

  3. To approve the adoption of the Company's 1999 Equity Incentive Plan.

  4. To approve the adoption of the Company's 1999 Employee Stock Purchase
     Plan.

  5. To approve the adoption of the Company's 1999 Non-Employee Directors' Equity Incentive Plan.

  6. To approve a form of Indemnity Agreement to be entered into by the Company with each of its current and future directors.

  7. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for it's fiscal year ending March 31, 2000.

  8. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The Board of Directors has fixed the close of business on September 10, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [Arnold P. Agbayani]

                                          Arnold P. Agbayani
                                          Secretary

Santa Clara, California
October   ,1999

   All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                IXYS CORPORATION
                              3540 Bassett Street
                           Santa Clara, CA 95054-2704

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                October 29, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors of IXYS Corporation, a Delaware corporation (the "Company" or "IXYS"), for use at the Annual Meeting of Stockholders to be held on October 29, 1999, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 3540 Bassett Street, Santa Clara, CA 95054-2704. The Company intends to mail this proxy statement and
accompanying proxy card on or about October   , 1999, to all stockholders
entitled to vote at the Annual Meeting.

Solicitation

   The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

   Only holders of record of Common Stock at the close of business on September 10, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on September 10, 1999 the Company had outstanding and entitled to vote 11,991,939 Common Stock.

   Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

   All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

Revocability of Proxies

   Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3540 Bassett Street, Santa Clara, California, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

   The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange
Commission is May   , 2000. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement
and proxy is June   , 2000. Stockholders are also advised to review the
Company's Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of stockholders' proposals and director nominations.

                                   Proposal 1

         Amendment of Amended and Restated Certificate of Incorporation

   The IXYS Amended and Restated Certificate of Incorporation (the "IXYS Certificate") currently provides that the IXYS Board of Directors is a non-classified board. In August 1999, the IXYS Board approved, subject to stockholders' approval solicited hereby, a proposal to amend the IXYS Certificate to adopt a classified board of directors with staggered terms (the "Classified Board Proposal"). It is proposed that the IXYS Certificate of Incorporation be amended to add the following paragraph (D) to Article V:

     (D) (i) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the 1999 Annual Stockholders Meeting, the Class I directors shall be elected for a full term of one year, the Class II directors shall be elected for a full term of two years, and the Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. During such time or times that the corporation is subject to Section 2115(b) of the California General Corporation Law ("CGCL"), this Section (D)(i) of this Article V shall not be effective and Section (D)(ii) of this Article shall apply.

        (ii) In the event that the corporation is subject to Section 2115(b) of the CGCL, Section (D)(ii) of this Article V shall not apply and all directors shall be shall be elected at each annual meeting of stockholders to hold office until the next annual meeting.

        (iii) No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation (i) is subject to Section 2115(b) of the CGCL and (ii) is not a "listed" corporation or ceases to be a "listed" corporation under Section 301.5 of the CGCL. During this time, every stockholder entitled to vote at an election for directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder's votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate such stockholder's votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

     Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Purpose of the Proposed Amendment and Principal Effects of the Proposed
Amendment

   Delaware law permits, but does not require, the adoption of a classified board of directors with staggered terms. A maximum of three classes of directors is permitted by Delaware law, with members of one class to be elected each year for a maximum term of three years. Classification of the Board of Directors might make it more difficult for a person acquiring shares to take immediate control of the Board of Directors. The amended IXYS Certificate will provide for a classified Board of Directors with three classes of directors (the "Classified Board Provision").

   Under the Classified Board Provision, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III, each with a three year term. Any director in Class I will hold office until the first annual meeting of stockholders following the Annual Meeting, any director in Class II will hold office until the second annual meeting of stockholders following the Annual Meeting and any director in Class III will hold office until the third annual meeting of stockholders following the Annual Meeting, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the remaining class continuing their term.

   If the Classified Board Proposal is adopted, the directors of IXYS will be divided into classes as follows:

      Name                                                                 Class
      ----                                                                 -----
      Andreas Hartmann....................................................  I
      Samuel Kory.........................................................  I
      Arnold P. Agbayani..................................................  II
      Nathan Zommer.......................................................  III

   Classification of directors is likely to provide the IXYS Board with greater continuity and experience, since normally at least one member of the Board of Directors would be in such member's third year of service. Although the IXYS Board is not aware of any problems experienced by IXYS in the past with respect to continuity and stability of leadership and policy, the IXYS Board believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future.

   Adoption of the Classified Board Provision may significantly extend the time required to elect a new majority to the Board of Directors. Presently, the IXYS Certificate of Incorporation allows a change in control of the Board of Directors by a majority vote of IXYS' stockholders at a single annual meeting or special meeting of stockholders. With the Classified Board Provision, unless directors are removed, it will require at least two annual meetings of stockholders to make a change in control of the Board of Directors, since only one-third of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquiror would experience delay in replacing a majority of the directors. However, a classified Board of Directors will also make it more difficult for stockholders to effect a change in control of the Board of Directors, even if such a change in control is sought due to dissatisfaction with the performance of IXYS' directors.

   The existence of a classified Board of Directors may deter so-called "creeping acquisitions" in which a person or group seeks to acquire: (i) a controlling position without paying a normal control premium to the selling stockholders; (ii) a position sufficient to exert control over IXYS through a proxy contest or otherwise; or (iii) a block of stock with a view toward attempting to promote a sale or liquidation or a repurchase by IXYS of the block at a premium, or an exchange of the block for assets of IXYS. Faced with a classified Board of Directors, such a person or group would have to assess carefully its ability to control or influence IXYS. Furthermore, the ability of the incumbent Board of Directors to respond appropriately to a creeping acquisition will be strengthened by the presence of a classified Board of Directors. If free of the necessity to act in response to an immediately threatened change in control, the Board of Directors can act in a more careful and deliberative manner to make and implement appropriate business judgments in response to a creeping acquisition.

Vote Necessary to Approve the Classified Board Proposal

   Each holder of IXYS Common Stock is entitled to one vote per share held. The holders of a majority of the shares of IXYS Common Stock issued and outstanding shall constitute a quorum. The affirmative vote of the holders of a majority of the outstanding shares of IXYS Common Stock is required for approval of the Classified Board Proposal. In the event that a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the meeting represented in person or by proxy shall have the power to adjourn the Annual Meeting until a quorum shall be present or represented. Proxies solicited by the IXYS Board will be voted for approval of the Classified Board Proposal unless otherwise instructed.

   A stockholder voting through a proxy who abstains with respect to approval of the Classified Board Approval shall be considered to have cast a negative vote with respect to the Classified Board Approval, but shall be treated as present and entitled to vote on the approval of the other proposals presented to the stockholders at the Annual Meeting; provided, however, that a stockholder (including a broker) who does not give authority to a proxy to vote on the approval of the other proposals shall not be considered present and entitled to vote on such other proposals.

                       The Board of Directors Recommends
                         a Vote in Favor of Proposal 1.

                                   Proposal 2

                             Election of Directors

   The Board of Directors is presently composed of four members. There are four directors whose term of office expires in 1999. Each of the nominees for election, except for Samuel Kory, is currently a director of the Company who was previously elected by the stockholders.

   If the Classified Board Proposal is approved by the stockholders, the IXYS Certificate will provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. If elected at the Annual Meeting, each of the nominees would serve as indicated below and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

   If the Classified Board Proposal is not approved by the stockholders, then the four directors set forth below are each nominated for election, the term of office of each such person elected as director to continue until the next annual meeting or until a successor has been elected and qualified.

   Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

   Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

   The nominees for directors and current executive officers of IXYS are as follows:

   Name                Age                      Position
   ----                ---                      --------
                            Chairman of the Board, President and Chief
   Nathan Zommer......  51  Executive Officer
   Arnold Agbayani....  54  Vice President, Finance and Administration and
                            Chief Financial Officer, Director and Secretary
   Richard Fassler....  48  Vice President of Sales and Marketing
   Peter Ingram.......  51  Vice President of European Operations
   Andreas Hartmann...  55  Director
   Samuel Kory........  56  Nominee for Director

   All of the nominees for director, and their information, in addition to information regarding IXYS' executive officers, are set forth below:

 Nominees for Election for a One Year Term Expiring at the 2000 Annual Meeting

   Mr. Andreas Hartmann has served as a member of the board of directors since November 1998. Since 1990 he has served as Assistant General Counsel and Vice President of Asea Brown Boveri Aktiengesellschaft ("ABB AG"). Mr. Hartmann received his degree in law from Erlangen Nurnberg University in 1970 and his degree in law from the Ministry of Justice of the State of Bavaria in 1973.

   Mr. Samuel Kory is a nominee for election as a director. In 1988, he founded Samuel Kory Associates, a management consulting firm. Since founding the firm, Mr. Kory has served as the firm's sole proprietor and principal as well as a consultant for the firm. Mr. Kory received his B.S.M.E. from Pennsylvania State University in 1965.

  Nominee for Election for a Two Year Term Expiring at the 2001Annual Meeting

   Mr. Arnold Agbayani has served as Vice President, Finance and Administration and Chief Financial Officer, Secretary and Director at IXYS since 1993. From 1989 to 1993, he served as Controller of IXYS. Prior to joining IXYS, Mr. Agbayani held various financial positions with National Semiconductor, Fairchild Camera and Instruments, ATARI, Inc. and Frito-Lay, Inc. Mr. Agbayani received a B.S. in Finance and an MBA from Roosevelt University of Chicago.

 Nominee for Election for a Three Year Term Expiring at the 2002 Annual Meeting

   Dr. Nathan Zommer, the founder of IXYS, has served as a member of the board of directors since the Company's inception in 1983, and has served as Chairman of the Board and President and Chief Executive Officer of IXYS since March 1993. From 1984 to 1993, Dr. Zommer served as the Executive Vice President of IXYS. Prior to joining IXYS, Dr. Zommer served in a variety of positions with Intersil, Hewlett Packard and General Electric, including as a scientist in the Hewlett Packard Laboratories and Director of the Power MOS Division for Intersil/General Electric. Dr. Zommer received BS and MA degrees in Physical Chemistry from Tel Aviv University and a Ph.D. in Electrical Engineering from Carnegie-Mellon University.

                    Information Regarding Executive Officers

   Mr. Richard S. Fassler has served as Vice President of Sales and Marketing of IXYS since 1993. From 1986 to 1993, he served as Manager of Marketing of IXYS. From 1973 to 1986, Mr. Fassler held various sales and marketing positions with General Electric. Mr. Fassler received a B.S. in Electronic Engineering from California Polytechnic State University.

   Mr. Peter H. Ingram, has served as Vice President of European Operations of IXYS since 1994. From 1989 to 1995, he served as Director of Wafer Fab Operations at IXYS. Mr. Ingram worked with the semiconductor operations of ABB AG from 1982 until such operations were acquired by IXYS in 1989. Mr. Ingram received an Honors degree in Chemistry from the University of Nottingham.

                       The Board of Directors Recommends
                     a Vote in Favor of Each Named Nominee.

Board Committees and Meetings

   During the fiscal year ended March 31, 1999 the Board of Directors held four meetings and acted by unanimous written consent two times. The Board has an Audit Committee and a Compensation Committee.

   The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors. The members of the Audit Committee are Andreas Hartmann and James Kochman, a director not standing for reelection at the Annual Meeting. The Audit Committee met once during such fiscal year.

   The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board of Directors of IXYS may delegate. The Compensation Committee is composed of two non-employee directors. The members of the Compensation Committee are Andreas Hartmann and James Kochman. The Compensation Committee met once during such fiscal year.

   During the fiscal year ended March 31, 1999, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   Proposal 3

                   Approval of the 1999 Equity Incentive Plan

   In May 1999, the Board of Directors of the Company ("Board") adopted the Company's 1999 Equity Incentive Plan (the "Incentive Plan"), subject to stockholder approval. There are 2,000,000 shares of the common stock of the Company (the "Common Stock") reserved for issuance under the Incentive Plan, plus an annual increase to be added on the first day of the Company's fiscal year, beginning with the fiscal year commencing April 1, 2000, equal to the least of the following amounts: (i) 500,000 shares; (ii) three percent (3%) of the Company's outstanding shares on such date (rounded to the nearest whole share and calculated on a fully diluted basis, that is assuming the exercise of all outstanding stock options and warrants to purchase Common Stock; or (iii) an amount determined by the Board.

   As of September 1, 1999, no awards had been granted under the Incentive
Plan.

   The Incentive Plan is intended to replace the Company's currently existing Paradigm Technology Inc. 1994 Stock Option Plan (the "Prior Plan"). The Prior Plan will be terminated by the Board (provided that the stockholders approve the Incentive Plan) effective as of the date of stockholder approval of the Incentive Plan. The Prior Plan authorizes the issuance of 264,800 shares of the Company's Common Stock. The Prior Plan is administered by the Compensation Committee of the Board. The Prior Plan allows for the issuance of incentive stock options and nonstatutory stock options.

   As of September 1, 1999, awards (net of canceled or expired options) covering an aggregate of 82,818 shares of the Company's Common Stock had been granted under the Prior Plan. Only 35,842 shares of

Common Stock (plus any shares that might in the future be returned to the Prior Plan as a result of cancellations or expiration of awards) remained available for future grant under the Prior Plan.

   The Board approved the Incentive Plan in order to ensure that the Company can continue to grant options and other awards at levels and in the manner determined appropriate by the Board.

   Stockholders are requested in this Proposal 3 to approve the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        The Board of Directors Recommends a Vote in Favor of Proposal 3.

   The essential features of the Incentive Plan are outlined below:

General

   The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, stock bonuses and restricted stock purchase awards (collectively, "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date the Company has granted no awards under the Incentive Plan.

Purpose

   The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 300 employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

Administration

   The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

   The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

   The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

Eligibility

   Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

   No option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. Likewise, no restricted stock award may be granted under the Incentive Plan to any such 10% stockholder unless the exercise price is at least 100% of the fair market value of the stock subject to the award. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

   No employee may be granted options and stock appreciation rights under the Incentive Plan exercisable for more than 1,500,000 shares of Common Stock during any year ("Section 162(m) Limitation").

Stock Subject to the Incentive Plan

   Subject to this Proposal, an aggregate of 2,000,000 shares of Common Stock is reserved for issuance under the Incentive Plan, plus an annual increase to be added on the first day of the Company's fiscal year, beginning with the fiscal year commencing April 1, 2000 equal to the least of the following amounts: (i) 500,000 shares; (ii) three percent (3%) of the Company's outstanding shares on such date (rounded to the nearest whole share and calculated on a fully diluted basis, that is assuming the exercise of all outstanding stock options and warrants to purchase common stock; or (iii) an amount determined by the Board. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again becomes available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will not again become available for reissuance under the Incentive Plan.

Terms of Options

   The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

   Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases

(see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by
Section 162(m) of the Code. See "Federal Income Tax Information." As of September 1, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $5.1875 per share.

   The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

   Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by options currently outstanding under the Prior Plan typically vest in 40 equal monthly installments beginning on the ninth month after the date of grant and ending on the forty-eighth month after the date of grant. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

   Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within the period (if any) specified in the option agreement after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

   The option term generally is extended in the event that exercise of the option within these periods is prohibited. A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

Terms of Stock Bonuses and Purchases of Restricted Stock

   Payment. The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

   The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or
(iii) in any other form of legal consideration acceptable to the Board.

   Vesting. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

   Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred.

Stock Appreciation Rights

   The Incentive Plan authorizes three types of stock appreciation rights.

   Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the participant to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights must be made in cash.

   Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The participant receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights must be made in cash.

   Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the participant to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the participant is vested under the independent stock appreciation right less than fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash, in shares of stock or a combination thereof.

Restrictions on Transfer

   The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable in certain limited instances. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Adjustment Provisions

   Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

   The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("change in control"), to the extent permitted by law, any surviving corporation may either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving corporation declines to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated. An outstanding award will terminate if the participant does not exercise it before a change in control. In the event of a securities acquisition of at least 50% of the securities of the Company or certain specified changes in the membership of at least 50% of the Board, then stock awards held by participants whose service with the Company or its affiliates has not terminated shall be accelerated in full. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

   The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on May 6, 2009.

   The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Incentive Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act; (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the Incentive Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

   Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

   There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

   If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

   Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

   To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

   Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

   There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

   Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

   Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

   Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

   Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors" and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).

                                   Proposal 4

               Approval of the 1999 Employee Stock Purchase Plan

   In January 1999, the Board adopted the Company's 1999 Employee Stock Purchase Plan ("Purchase Plan"), subject to stockholder approval. There are 250,000 shares of Common Stock reserved for issuance under the Purchase Plan.

   As of September 1, 1999 no purchase rights had been granted under the new Purchase Plan.

   Stockholders are requested in this Proposal 4 to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        The Board of Directors Recommends a Vote In Favor of Proposal 4.

   The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

   The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Approximately 50 of the Company's approximately 300 employees (which number includes employees of the Company's subsidiaries outside the United States) are eligible to participate in the Purchase Plan.

   The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

Administration

   The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the Purchase Plan.

   The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

Offerings

   The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. The initial offering under the Plan will begin on December 1, 1999 and will be six months long. Thereafter, unless otherwise determined by the Board, a new offering will begin on June 1 of each, beginning with June 1, 2000. Each such offering will be one year long and will be divided into two shorter "purchase periods" approximately six months long. Purchase dates under the Purchase Plan will generally be November 30 and May 31 of each year.

Eligibility

   Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated by the Board) on the first day of an offering is eligible to participate in that offering. Officers of the Company who are "highly compensated" as defined in the Code are eligible to participate in the Purchase Plan.

   However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates in any calendar year.

   Additionally, any person who is employed by any non-US subsidiary of the Company is not eligible to participate in the Purchase Plan.

Participation in the Plan

   Eligible employees enroll in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' compensation during the offering (or such lower percentage as specified by the Company in the offering document prior to the beginning of the offering). In connection with the first offering under the Purchase Plan (and for subsequent offerings unless otherwise determined by the Board), the Company has set the maximum percentage of compensation that may be deducted at 10%.

Purchase Price

   The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period.

Payment of Purchase Price; Payroll Deductions

   The purchase price of the shares is accumulated by payroll deductions over the offering. At any time during the offering, a participant may reduce or terminate his or her payroll deductions as the Board provides in the offering. A participant may not increase or begin such payroll deductions after the beginning of any purchase period, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account, unless specifically provided in the offering and unless the participant has not had the maximum amount withheld during the offering.

Purchase of Stock

   By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. For the initial offering (and for subsequent offerings unless otherwise determined by the Board), the maximum aggregate number of shares available too be purchased by all eligible employees will be the number of shares remaining available under the Purchase Plan on the offering date. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

Withdrawal

   While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable purchase period, except as provided by the Board. For the initial offering, the Board has provided that such withdrawal may be elected up to 10 days prior to the end of the applicable purchase period.

   Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

   Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

   Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

   The Board may suspend or terminate the Purchase Plan at any time.

   The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Exchange Act.

   Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Effect of Certain Corporate Events

   In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

Stock Subject to Purchase Plan

   Subject to this proposal, an aggregate of 250,000 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again becomes available for issuance under the Purchase Plan.

Federal Income Tax Information

   Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

   A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

   If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

   If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

   There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

                                   Proposal 5

       Approval of the 1999 Non-Employee Directors' Equity Incentive Plan

   In May 1999, the Board of Directors of the Company ("Board") adopted the Company's 1999 Non-Employee Directors' Equity Incentive Plan (the "Directors' Plan"), subject to stockholder approval. There are 250,000 shares of the common stock of the Company (the "Common Stock") reserved for issuance under the Directors' Plan Stock.

   As of September 1, 1999, no awards had been granted under the Directors'
Plan.

   The Board approved the Directors' Plan in order to ensure that the Company may grant awards at levels and in the manner determined appropriate by the Board.

   Stockholders are requested in this Proposal 5 to approve the Directors' Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        The Board of Directors Recommends a Vote in Favor of Proposal 5.

   The essential features of the Directors' Plan are outlined below:

General

   The Directors' Plan provides for the grant of nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively, "awards"). Nonstatutory stock options granted under the Directors' Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards. To date, the Company has granted no awards under the Directors' Plan.

Purpose

   The Board adopted the Directors' Plan to provide a means by which non-employee directors of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. Approximately one of the current non-employee directors of the Company and its affiliates are eligible to participate in the Directors' Plan.

Administration

   The Board administers the Directors' Plan. Subject to the provisions of the Directors' Plan, the Board has the power to construe and interpret the Directors' Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

   The Board has the power to delegate administration of the Directors' Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

Eligibility

   The Directors' Plan provides that awards may be granted only to non-employee directors of the Company and its affiliates. A "non-employee director" is defined in the Directors' Plan as a director of the Company or an affiliate who is not otherwise an employee of or a consultant to the Company or an affiliate.

Stock Subject to the Directors' Plan

   Subject to this Proposal, an aggregate of 250,000 shares of Common Stock is reserved for issuance under the Directors' Plan. If awards granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again becomes available for issuance under the Directors' Plan. If the Company reacquires unvested stock issued under the Directors' Plan, the reacquired stock will not again become available for reissuance under the Directors' Plan.

Terms of Options

   The following is a description of the permissible terms of options under the Directors' Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

   Exercise Price; Payment. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. As of September 1, 1999 the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $5.1875 per share.

   The exercise price of options granted under the Directors' Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

   Option Exercise. Options granted under the Directors' Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Directors' Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

   Term. The maximum term of options under the Directors' Plan is 10 years. Options under the Directors' Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within the period (if any) specified in the option agreement after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

   The option term generally is extended in the event that exercise of the option within these periods is prohibited. A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

Terms of Stock Bonuses and Purchases of Restricted Stock

   Payment. The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

   The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Directors' Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or
(iii) in any other form of legal consideration acceptable to the Board.

   Vesting. Shares of stock sold or awarded under the Directors' Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Directors' Plan.

   Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred.

Restrictions on Transfer

   The Board may grant nonstatutory stock options that are transferable in certain limited instances. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Adjustment Provisions

   Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the Directors' Plan and outstanding awards. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Directors' Plan, and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

   The Directors' Plan provides that, in the event of a sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization, a securities acquisition of at least 50% of the securities of the Company or certain specified changes in the membership of at least 50% of the Board, then stock awards held by participants whose service with the Company or its affiliates has not terminated shall be accelerated in full. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Amendment and Termination

   The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Directors' Plan will terminate on May 6, 2009.

   The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Directors' Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act; (ii) increase the number of shares reserved for issuance upon exercise of awards; or (iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or any securities exchange listing requirements. The Board may submit any other amendment to the Directors' Plan for stockholder approval.

Federal Income Tax Information

   Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Directors' Plan generally have the following federal income tax consequences:

   There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionholder subsequently becomes an employee, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

   Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

                                   Proposal 6

                      Approval of Form Indemnity Agreement

   The Board of Directors has directed the submission to a vote of the stockholders of a proposal to approve the form of Indemnity Agreement substantially as set forth as Annex A attached to the Proxy Statement (the

"Indemnity Agreement") and to authorize the Company to enter into individual Indemnity Agreements with the current and future directors of the Company and to ratify any acts of the officers in entering into Indemnity Agreements in such form with directors of the Company, prior to the Annual Meeting. Although stockholder approval of the Indemnity Agreement is not required by law, it is considered appropriate to submit the Indemnity Agreement to the stockholders of the Company for their approval because the members of the Board of Directors will be parties to, and therefore the beneficiaries of the rights contained in, the Indemnity Agreement. Although the law in this regard is not certain, stockholders who vote to authorize and approve the Indemnity Agreement may be prevented by such vote from challenging the validity of the Indemnity Agreement in a subsequent court proceeding.

Summary of Indemnity Agreement

   The following summary is qualified in its entirety by reference to the Indemnity Agreement.

   The Indemnity Agreement provides that the Company will indemnify the director to the fullest extent permitted by Delaware law and the IXYS Amended and Restated Bylaws. In addition, the Company will indemnify such director against all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlements and any other amounts that such director becomes legally obligated to pay in connection with any threatened, pending or completed action, suit or proceeding (including actions brought by or on behalf of the Company, such as stockholder derivative actions) to which the director is, was, or at any time becomes a party, or is threatened to be made a party by reason of such director's position as a director, officer, employee or other agent of the Company, or is or was serving, or at any time serves at the written request of the Company as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and otherwise to the fullest extent available under the non-exclusivity provisions of the Delaware law and the IXYS Amended and Restated Bylaws.

   This additional indemnity goes beyond the rights expressly provided by the Delaware statute primarily in the availability of indemnification in connection with actions brought by or on behalf of the Company, such as stockholder derivative actions, and in the provisions for advancement of litigation expenses prior to settlement or judgment. Such additional indemnity is not available, however, where the conduct of the director (a) is knowingly fraudulent or deliberately dishonest or constituted willful misconduct; (b) has resulted in illegal personal profit or advantage; (c) has resulted in a breach of the duty of loyalty; or (d) has resulted in a violation of the federal short swing trading rules. Nor does the Indemnity Agreement provide for additional indemnity to the extent that the director receives payment pursuant to insurance or other indemnification or in the event a court has determined that indemnification is not lawful under the circumstances. To the extent that the Indemnity Agreements go beyond that indemnification expressly provided by the Delaware statute, they are subject to limitation by the courts for reasons of public policy. Additional indemnification would be available with respect to an action brought by such director, but only where indemnification is expressly required by law or authorized by the Board of Directors of the Company, or where the proceeding is one for enforcement of rights pursuant to the Indemnity Agreement. The provisions of the Indemnity Agreement are intended to apply to proceedings arising from acts or omissions occurring before or after their execution.

   The affirmative vote of the holders of a majority of the outstanding shares of IXYS Common Stock is required to approve the form of Indemnity Agreement and to authorize the Company to enter into individual Indemnity Agreements with its directors. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board of Directors Recommends
                         a Vote in Favor of Proposal 6.

                                   Proposal 7

               Ratification of Selection of Independent Auditors

   The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending March 31, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1985. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

   Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the IXYS Amended and Restated Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

   The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board of Directors Recommends
                         a Vote in Favor of Proposal 7.

                             Security Ownership of
                    Certain Beneficial Owners and Management

   The following sets forth certain information regarding the ownership of the Company's Common Stock as of September 1, 1999 by (i) each person who is known to the Company to beneficially own 5% or more of its Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of the Company as a group.

                                                  Beneficial Ownership (1)
                                                  ---------------------------
                                                   Number of      Percent of
Beneficial Owner                                    Shares          Shares
----------------                                  -------------- ------------
Entities Affiliated with ASEA....................      5,421,911        45.14%
 Brown Boveri Aktiengesellschaft(2)
 31 Kallstadter Strasse
 6800 Manheim
 Germany
Nathan Zommer(3).................................      3,419,827        28.32
 3540 Bassett Street
 Santa Clara, CA 95054
Arnold P. Agbayani(4)............................        289,423         2.41
Richard S. Fassler(5)............................        206,021         1.72
Peter H. Ingram(6)...............................        198,922         1.66
Robert Kane......................................        136,877         1.14
Andreas Hartmann(7)..............................      5,421,911        45.14
Samuel Kory......................................              0            *
All directors and executive officers as a group
 (7 persons)(8)..................................      9,672,981        79.51

--------
*  Represents less than 1%.
(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 11,991,939 shares of the Company's Common Stock outstanding on September 1, 1999, adjusted as required by rules promulgated by the SEC. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 1, 1999.
(2) Includes 5,056,193 shares held by ABB AG, 308,750 shares held by ASEA Brown Boveri Inc. ("ABB Inc."), 19,268 shares held by ASEA-Harvest Partners I and 12,813 shares held by ASEA-Harvest Partners II. Also includes 24,887 shares which an entity affiliated with ABB AG has the right to acquire pursuant to a warrant exercisable within 60 days of September 1, 1999.
(3) Includes an aggregate of 2,600 shares held in trusts for Dr. Zommer's children. Also includes 85,148 shares Dr. Zommer has the right to acquire pursuant to options exercisable within 60 days of September 1, 1999.
(4) Includes 27,607 shares Mr. Agbayani has the right to acquire pursuant to options exercisable within 60 days of September 1, 1999.
(5) Of such shares held, 5,498 will be subject to a purchase option in favor of the Company within 60 days of September 1, 1999. Includes 16,400 shares Mr. Fassler has the right to acquire pursuant to options exercisable within 60 days of September 1, 1999.
(6) Of such shares held, 5,498 will be subject to a purchase option in favor of the Company within 60 days of September 1, 1999. Includes 20,261 shares Mr. Ingram has the right to acquire pursuant to options exercisable within 60 days of September 1, 1999.
(7) Constitutes 5,056,193 shares held by ABB AG, 308,750 shares held by ABB Inc., 19,268 shares held by ASEA-Harvest Partners I, 12,813 shares held by ASEA-Harvest Partners II, and 24,887 shares which an entity affiliated with ABB AG has the right to acquire pursuant to a warrant exercisable within 60 days of September 1, 1999 (collectively, the "ABB Shares"). Mr. Hartmann disclaims beneficial ownership of the ABB Shares. Mr. Hartmann is a Vice President of ABB AG and may be deemed to exercise voting power with respect to the ABB Shares.
(8) Includes 174,303 shares issuable upon exercise of outstanding options exercisable within 60 days of September 1, 1999 and 24,887 shares issuable upon exercise of an outstanding warrant. See footnotes 3 through 7 above.

            Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities of the Company. Officers, directors and greater than 10 percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                      Director and Executive Compensation

   Directors currently receive no cash compensation from IXYS for their services as members of the IXYS Board, but are reimbursed for certain expenses in connection with attendance at IXYS Board and Committee meetings. IXYS' 1994 Stock Option Plan, effective during fiscal 1999, provides for the grant of options to non-employee directors pursuant to a nondiscretionary, automatic grant mechanism, whereby each non-employee director is granted an option at fair market value to purchase 313 shares of the Company's Common Stock on the date of each Annual Meeting of Stockholders, provided such director is re-elected. These options vest over four years at the rate of 25% per year so long as the optionee remains a non-employee director of IXYS. Each new non-employee director who joins the IXYS Board is automatically granted an option at fair market value to purchase 1,250 shares of the Company's Common Stock upon the date on which such person first becomes a non-employee director. These options vest over four years at the rate of 25% per year. In fiscal 1999, Mr. Kochman received grants of options to purchase an aggregate of 166 shares of the Company's Common Stock at a per share exercise price of $0.15 under the 1994 Stock Option Plan. In fiscal 1999, all option grants to employees and officers were made from the 1994 Stock Option Plan.

   The following table sets forth certain compensation awarded or paid by IXYS during the fiscal year ended March 31, 1999 to its President and Chief Executive Officer and IXYS' other executive officers who earned more than $100,000 during the fiscal year ended March 31, 1999 (collectively, the Named Executive Officers):

                           Summary Compensation Table

                                                        Long-Term
                                                       Compensation
                             Annual Compensation          Awards
                        ------------------------------ ------------
                                                        Securities
Name and Principal                        Other Annual  Underlying   All Other
Position                 Salary   Bonus   Compensation   Options    Compensation
------------------      -------- -------- ------------ ------------ ------------
                          ($)     ($)(1)     ($)(2)         #
Nathan Zommer.......... $200,004 $257,700   $16,597       31,300      $11,607(3)
 President and Chief
  Executive Officer
Arnold Agbayani........ $128,004 $171,600    15,238       17,400       10,229(4)
 Secretary, Vice
 President, Finance and
 Administration and
 Director
Richard S. Fassler.....  100,848   28,411     7,800        7,000          --
 Vice President, Sales
  and Marketing
Robert P. Kane.........  100,848    5,000     7,200       19,100          --
 Former Vice President,
  U.S. Operations
Peter H. Ingram........  153,961   25,851     6,893       12,200          --
 Vice President,
  European Operations

--------
(1) Represents annual bonus earned for performance for the fiscal year ended March 31, 1998. The annual bonus earned for fiscal 1999 is to be paid in fiscal 2000.
(2) Represents car allowance.
(3) Includes $2,110 group term life insurance and $9,497 tax gross-up paid by the Company.
(4) Includes $2,830 group term life insurance and $7,399 tax gross-up paid by the Company.

                       Option Grants in Last Fiscal Year


                                                                       Potential
                                                                    RealizableValue
                                                                       at Assumed
                                                                    Annual Rates of
                        Number of  % of Total                         Stock Price
                        Securities  Options   Exercise              Appreciation forn
                        Underlying Granted in  Price                    Term (3)
                         Options     Fiscal     Per     Expiratio  -------------------
Name                     Granted    Year (1)  Share (2)    Date       5%        10%
----                    ---------- ---------- --------  ---------  -------- ----------
Nathan Zommer .........   31,300     29.37    $3.7125    11/2/08   $73,207   $184,760
 President and Chief
  Executive Officer
Arnold Agbayani........   17,400     16.33      3.375    11/2/08    36,997     93,373
 Secretary, Vice
 President, Finance and
 Administration
Richard Fassler........    7,000      6.57      3.375    11/2/08    14,884     37,564
 Vice President, Sales
  and Marketing
Robert P. Kane.........   19,100     17.92      3.375    11/2/08    40,611    102,495
 Former Vice President,
  U.S. Operations
Peter H. Ingram........   12,200     11.45      3.375    11/2/08    25,940     65,468
 Vice President,
  European Operations

--------
(1) Based on an aggregate of 106,567 options granted to employees and consultants of the Company in fiscal 1999 including the Named Executive Officers.
(2) Exercise prices are equal to the closing price of the Company's Common Stock on the Nasdaq SmallCap Market on the date of grant, except Dr. Zommer's option was priced 10% above such closing price.
(3) The potential realizable value is calculated based on the term of the option at its time of grant (10) years and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

   The following table sets forth information with respect to the number of securities underlying unexercised options held by the Named Executive Officers as of March 31, 1999 and the value of unexercised in-the-money options as of March 31, 1999:


                                                             Number of Securities    Value of Unexercised In-The
                                                            Underlying Unexercised    Money Options at March 31,
                           Number of                       Options at March 31, 1999           1999(2)
                        Shares Acquired                    ------------------------- ----------------------------
         Name             On Exercise   Value Realized (1) Exercisable Unexercisable Exercisable Unexercisable(1)
         ----           --------------- ------------------ ----------- ------------- ----------- ----------------
Nathan Zommer..........     17,352           $40,395         69,786       59,498       $ 1,763         --
 President and Chief
 Executive Officer
Arnold Agbayani........        --                --          22,224       27,740       $   718         --
 Secretary, Vice
 President, Finance and
 Administration
Richard Fassler              1,156           $ 2,691         13,619       11,888       $   545         --
 Vice President, Sales
 and Marketing
Robert P. Kane.........        --                --          10,641       24,364       $   136         --
 Former Vice President,
 U.S. Operations
Peter A. Ingram                --                --          17,090       17,088       $15,502         --
 Vice President,
 European Operations

--------
(1) The value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price.
(2) The valuations are based on the fair market value of the Company's Common Stock on March 31, 1999 of $2.75 minus the exercise price of the options.

                             Employment Agreements

   IXYS entered into an employment agreement, dated as of January 1, 1995, with Dr. Nathan Zommer, Chief Executive Officer of IXYS. The agreement provides for, among other things, salaries, bonuses and car allowances as determined by the IXYS Board. Under the terms of the agreement, IXYS agrees to maintain term life insurance in the amount of $1,000,000. In addition, the agreement provides that if IXYS terminates Dr. Zommer's employment without cause, Dr. Zommer shall be entitled to receive as severance his monthly salary, incremented one month per year of service to IXYS, to a maximum of twelve months. The agreement also provides Dr. Zommer with a paid annual physical exam and the limited services of a financial advisor.

   The agreement was amended on July 1, 1998 to extend its term to January 31, 2004. In the amended agreement, Dr. Zommer's annual bonus is 40% of his base salary. His base salary was increased to $285,000. In addition, he is eligible for an incentive bonus of three times his base annual salary in the event of certain transactions significantly affecting IXYS, including a reorganization, consolidation, merger and sale of IXYS stock or assets. If his employment terminates within a year after a change of control event, Dr. Zommer is entitled to receive severance equal to three times his average annual compensation, continued benefits for 18 months and accelerated vesting of all option shares.

   IXYS entered into an employment agreement, dated as of January 1, 1995, with Mr. Arnold Agbayani, Chief Financial Officer of IXYS. The agreement provides for, among other things, salaries, bonuses and car allowances as determined by the IXYS Board. Under the terms of the agreement, IXYS agrees to maintain term life insurance in the amount of $1,000,000. In addition, the agreement provides that if IXYS terminates Mr. Agbayani's employment without cause, Mr. Agbayani shall be entitled to receive as severance his monthly salary, incremented one month per year of service to IXYS, to a maximum of twelve months. The agreement also provides Mr. Agbayani with a paid annual physical exam and the limited services of a financial advisor.

   The agreement was amended on July 1, 1998 to extend its term to January 31, 2004. In the amended agreement, Mr. Agbayani's annual bonus is 30% of his base salary. His base salary was increased to $160,000. In addition, he is eligible for an incentive bonus of three times his annual base salary in the event of certain transactions significantly affecting IXYS, including a reorganization, consolidation, merger and sale of IXYS stock or assets. If his employment terminates within a year after a change of control event, Mr. Agbayani is entitled to receive severance equal to three times his average annual compensation, continued benefits for 18 months and accelerated vesting of all option shares.

          Compensation Committee Interlocks and Insider Participation

   The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of another entity and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation for Dr. Zommer and Mr. Agbayani are made by the Compensation Committee. During fiscal year 1999, the Compensation Committee was comprised entirely of non-employee directors.

     Report of the Compensation Committee of the Compensation of Executive
                                  Officers/1/

   The Compensation Committee is currently composed of two non-employee directors: Messrs. Kochman and Hartmann. The Committee is responsible for establishing the Company's compensation programs for all employees, including executives. For certain executive officers, the Committee evaluates performance and determines compensation policies and levels.

                            Compensation Philosophy

   The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract and retain the highest quality executive officers and other key employees, reward them for the Company's progress and motivate them to enhance long-term stockholder value. Key elements of this philosophy are as follows:

  . The Company pays competitively with comparable semiconductor companies, both inside and outside its industry, with which the Company competes for talent. The Company compares its pay practices with these companies and sets its pay parameters based on this review.

  . The Company maintains long-term incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  . The Company provides equity-based incentives for executives and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

   Base Salary. The Committee annually reviews Dr. Zommer's and Mr. Agbayani's base salary; the remaining executive officers' salaries are reviewed by the Chief Executive Officer. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices. Base salaries for executive officers as a whole
--------
   /1/This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

were increased by 3.6% in fiscal 1999. The increases were due to the need to remain within the range of competitive salaries for comparable companies.

   Long-Term Incentives. The Company's long-term incentive program consists of the 1999 Equity Incentive Plan and the 1999 Employee Stock Purchase Plan, which plans are being solicited for approval at the Annual Meeting. In addition, as of September 1, 1999, 67,900 shares have been awarded to certain key officers of the Company under the 1994 Stock Option Plan. Through option grants, executives and employees receive equity incentives to build long-term stockholder value. Grants are made at at least 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company's Common Stock appreciates over the long-term. The size of the option grants is determined at the discretion of the Board of Directors. The Board awarded grants in order to provide significant links between executive compensation and stockholder interests. In the future, employees will also be allowed to participate in the ESPP.

   Cash Bonus. The Company pays cash bonuses to executive officers based on their performance in accordance with personal objectives set for each executive officer with respect to the fiscal year. While the objectives vary based on the officer's area of responsibility, they are established with the goal of incentivizing performance consistent with the overall corporate goals of promoting revenue growth and profitability. Notwithstanding the foregoing, the amount and criteria for Dr. Zommer's and Mr. Agbayani's cash bonuses are set forth in their respective employment agreements.

Corporate Performance and Chief Executive Officer Compensation

   Dr. Zommer's base salary during fiscal 1999 as President and Chief Executive Officer was $200,004. Dr. Zommer's fiscal 1999 base salary was based largely on fiscal 1998 performance. In fiscal 1998, the Company achieved several key objectives, including the growth in Company revenues in 1998 over 1997 of 3%. The bonus Dr. Zommer received during fiscal year 1999 was $257,700. Dr. Zommer's fiscal 1999 cash bonus of $257,700 was paid pursuant to his employment agreement of January 1, 1995 described in this proxy statement under the caption "Employment Agreements." Such bonus was paid for Dr. Zommer's performance in fiscal 1998. His annual bonus earned for his performance in fiscal 1999 will be paid in fiscal 2000 and determined in accordance with his July 1, 1998 agreement described in this proxy statement under the caption "Employment Agreements." His annual bonus earned for performance in fiscal 1999 shall be approximately $80,002, representing a decrease in the size of his bonus from fiscal 1998 as compared to fiscal 1999 of 133% of his base salary to 40% of his base salary. In July 1998, Dr. Zommer signed an employment agreement with a reset bonus because the Company felt that the prior bonus terms resulted in bonus payments that were too generous. In fiscal 1999, Dr. Zommer received an additional stock option grant for 31,300 shares of Common Stock. The amount of the option grant was consistent with competitive practices. The option was granted as an incentive for future performance, in light of the fact that most of Dr. Zommer's current equity incentives are fully vested.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

   Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

   The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation."

Conclusion

   Through the plans described above, a significant portion of the Company's executive compensation program, including Dr. Zommer's compensation, is contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

   From the members of the Compensation Committee of IXYS Corporation.

                                          James Kochman
                                          Andreas Hartmann

                     Performance Measurement Comparison/2/

   The following graph shows the total stockholder return of an investment of $100 for the period from June 29, 1995 (the first trading day following the Company's initial public offering) through March 31, 1999 for (i) the Company's Common Stock, (ii) the Nasdaq National Market ("Nasdaq") and (iii) the S&P Semiconductor Index. All values assume reinvestment of the full amount of all dividends and are calculated as of March 31 of each year. Historical stock price performance should not be relied upon as indicative of future stock price performance.

     Indexed Stock Price Comparison (June 29, 1995 through March 31, 1999)

                               (Graphic Omitted)

                                                    Cumulative Total Return
                                               ---------------------------------
                                               6/29/95 3/96 3/97 3/98 9/98* 3/99
                                               ------- ---- ---- ---- ----- ----
IXYS Corporation..............................   100    50   10    1     3    1
NASDAQ Stock Market (U.S.)....................   100   128  143  216   201  291
S&P Electronics (Semiconductor)...............   100    90  191  209   218  316

--------
* In September 1998, Paradigm Technology, Inc. and IXYS merged, creating the combined company IXYS Corporation. Prior to September 1998, the Company traded under the symbol "PRDM" as Paradigm Technology, Inc.

                              Certain Transactions

   On September 14, 1995, the IXYS Board authorized stock grants (the "1995 Management Stock Awards"), made pursuant to certain Stock Purchase Agreements, to Dr. Zommer, Mr. Agbayani, Richard Fassler, Yoram Hirsch, Peter Ingram, and Robert Kane (each referred to as an "IXYS Executive" and collectively referred to as "IXYS Executives"). Pursuant to the terms of such agreements, if an IXYS Executive voluntarily terminates his employment with IXYS or is terminated for cause (the "Termination"), IXYS has the right to repurchase from such IXYS Executive any or all of his shares that remain unvested on the Termination date. In connection with the 1995 Management Stock Awards, an aggregate of 3,908,094 shares of the Company's Common Stock were granted at a price of $0.23 per share to the IXYS Executives. Such shares were paid for by the IXYS Executives with recourse promissory notes and vest on a five-year schedule. As of January 1, 1998, Dr. Zommer's and Mr. Agbayani's shares had fully vested. As of March 31, 1999, 24,743 shares remain unvested for each of Mr. Fassler and Mr. Ingram. In connection with Mr. Hirsch's and Mr. Kane's departures from the Company, the Company exercised its purchase option with respect to 29,606 and 20,302 shares respectively, pursuant to the terms of the Stock Purchase Agreements.

   IXYS have entered into indemnity agreements with certain directors which provide, among other things, that IXYS will indemnify such director, under the circumstances and to the extent provided therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of IXYS, and otherwise to the full extent permitted under Delaware law and the Amended and Restated Bylaws of IXYS. See "Proposal 6--Approval of Form Indemnity Agreement." If Proposal 6 is approved, IXYS shall enter into indemnity agreements with all of its current and future directors.

   ABB AG is a principal stockholder of IXYS. In fiscal 1999, IXYS generated revenues of $1.3 million from sales of products to ABB AG and to ABB AG's affiliates for use as components in their products.

   Certain of ABB AG's affiliates are distributors that carry IXYS' product lines as well as those of other semiconductor companies, some of whom compete with IXYS. In fiscal 1999, IXYS, generated revenues of $3.8 million from sales of products to ABB AG's distributor affiliates.
--------
   /2/This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                 Other Matters

   The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          [Arnold P. Agbayani]

                                          Arnold P. Agbayani
                                          Secretary

October   , 1999

   A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended March 31, 1999 accompanies this Proxy Statement. Further copies are also available without charge upon written request to: Corporate Secretary, IXYS Corporation, 3540 Bassett Street, Santa Clara, CA 95054-2704. Copies may also be obtained without charge through the SEC's World Wide Web site at http://www.sec.gov.

                                   ANNEX A
                                   -------

                              INDEMNITY AGREEMENT

     This Agreement is made and entered into this __________ day of November, 1998 by and between IXYS Corporation, a Delaware corporation (the "Corporation"), and _____________ ("Agent").

                                    Recitals

     Whereas, Agent performs a valuable service to the Corporation in his capacity as a director of the Corporation;

     Whereas, the stockholders of the Corporation have adopted bylaws (the "Bylaws") providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the "Code");

     Whereas, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

     Whereas, in order to induce Agent to continue to serve as a director of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

     Now, Therefore, in consideration of Agent's continued service as a director after the date hereof, the parties hereto agree as follows:

                                   Agreement

        1. Services to the Corporation. Agent will serve, at the will of the Corporation or under separate contract, if any such contract exists, as a director of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his ability so long as he is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.

        2. Indemnity of Agent. The Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of such amendment).

                                       1.

        3. Additional Indemnity. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent:

            (a) against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

            (b) otherwise to the fullest extent as may be provided to Agent by the Corporation under the non-exclusivity provisions of the Code and Section 41 of the Bylaws.

        4.  Limitations on Additional Indemnity.  No indemnity pursuant to
Section 3 hereof shall be paid by the Corporation:

            (a) on account of any claim against Agent solely for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

            (b) on account of Agent's conduct that is established by a final judgment as knowingly fraudulent or deliberately dishonest or that constituted willful misconduct;

            (c) on account of Agent's conduct that is established by a final judgment as constituting a breach of Agent's duty of loyalty to the Corporation or resulting in any personal profit or advantage to which Agent was not legally entitled;

            (d) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

            (e) if indemnification is not lawful (and, in this respect, both the Corporation and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

            (f) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the

                                       2.

proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 9 hereof.

        5. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Agent was serving in the capacity referred to herein.

        6. Partial Indemnification. Agent shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

        7. Notification and Defense of Claim. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Agent notifies the Corporation of the commencement thereof:

            (a) the Corporation will be entitled to participate therein at its own expense;

            (b) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by the Corporation, (ii) Agent shall have reasonably concluded, and so notified the Corporation, that there is an actual conflict of interest between the Corporation and Agent in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such

                                       3.

action, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and

            (c) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent's written consent, which may be given or withheld in Agent's sole discretion.

        8. Expenses. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the Code or otherwise.

        9. Enforcement. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

        10. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

        11. Non-Exclusivity of Rights. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of the Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

                                       4.

        12.  Survival of Rights.

             (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent's heirs, executors and administrators.

             (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

        13. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.

        14. Governing Law. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

        15. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

        16. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

        17. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

        18. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

             (a) If to Agent, at the address indicated on the signature page hereof.

                                       5.

             (b)  If to the Corporation, to:

                  IXYS Corporation
                  3540 Bassett Street
                  Santa Clara, CA  95054-2704

or to such other address as may have been furnished to Agent by the Corporation.

     In Witness Whereof, the parties hereto have executed this Agreement on and as of the day and year first above written.

                              IXYS Corporation

                              By:
                                 ---------------------------------

                              Title:
                                 ---------------------------------

                              Agent

                              ------------------------------------

                              Address:


                              ------------------------------------

                              ------------------------------------


                                       6.

                                  DETACH HERE

                                     PROXY

                               IXYS CORPORATION

                              3540 BASSETT STREET
                        SANTA CLARA, CALIFORNIA  95054

                      SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

   The undersigned hereby appoints Nathan Zommer and Arnold Agbayani or either of them, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of IXYS Corporation (the "Company") held of record by the undersigned on September 10, 1999 at the Annual Meeting of Stockholders to be held on October 29, 1999 and any adjournments thereof.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

   PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


  -------------------                                    -------------------
      SEE REVERSE        CONTINUED AND TO BE SIGNED ON       SEE REVERSE
         SIDE                   REVERSE SIDE                    SIDE
  -------------------                                    -------------------

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your prompt consideration of these matters.

Sincerely,

IXYS Corporation

                                  DETACH HERE

                                       1.

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Approve an Amendment to the Company's Amended and Restated Certificate of Incorporation to Adopt a Classified Board.

              Management Recommends a Vote For Proposal Number 1

     FOR [_]        AGAINST [_]           ABSTAIN [_]

2.   Election of Directors.

     NOMINEE: Andreas Hartmann               NOMINEE: Samuel Cory

     FOR [_]        WITHHELD [_]             FOR [_]             WITHHELD [_]

     NOMINEE: Arnold Agbayani                NOMINEE: Nathan Zommer

     FOR [_]        WITHHELD [_]             FOR [_]             WITHHELD [_]

3.   Approve the Adoption of the Company's 1999 Equity Incentive Plan.

              Management Recommends a Vote For Proposal Number 3

     FOR [_]        AGAINST [_]           ABSTAIN [_]

4.   Approve the Adoption of the Company's 1999 Employee Stock Purchase Plan.

              Management Recommends a Vote For Proposal Number 4

     FOR [_]        AGAINST [_]           ABSTAIN [_]

5. Approve the Adoption of the Company's 1999 Non-Employee Directors' Equity Incentive Plan.

              Management Recommends a Vote For Proposal Number 5

     FOR [_]        AGAINST [_]           ABSTAIN [_]

6. To Approve a Form of Indemnity Agreement to be Entered into by the Company and Each of its Current and Future Directors.


              Management Recommends a Vote For Proposal Number 6

                                       2.
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     FOR [_]        AGAINST [_]           ABSTAIN [_]

7. To Ratify the Appointment of PricewaterhouseCoopers LLP as Independent Auditors of the Company for Its Fiscal Year End March 31, 2000.


              Management Recommends a Vote For Proposal Number 7

     FOR [_]        AGAINST [_]           ABSTAIN [_]

8. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

     Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:  ______________   Date:  _______   Signature:  ______________   Date:  _______

                                       3.